                                                                      Exhibit 21


                        SUBSIDIARIES OF IVAX CORPORATION

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                                                                               Jurisdiction of
Name of Subsidiary                                                              Organization
------------------                                                             ---------------
Domestic
             Baker Norton U.S., Inc.                                               Florida
             Cummins Properties, Inc.                                              Florida
             D & N Holding Company                                                 Delaware
             Diamedix Corporation                                                  Florida
             DVM Pharmaceuticals, Inc.                                             Florida
             Goldline Laboratories, Inc.                                           Florida
             Goldline Properties Florida, Inc.                                     Florida
             Immunovision, Inc.                                                    Florida
             Indiana Protein Technologies, Inc.                                    Indiana
             Ivax D Sub, LLC                                                       Delaware
             IVAX Diagnostics, Inc.                                                Delaware
             IVAX Laboratories, Inc.                                               Florida
             IVX Oncology                                                          Florida
             IVAX Pharmaceuticals, Inc.                                            Florida
             IVAX Pharmaceuticals Caribe, Inc.                                     Delaware
             IVAX Pharmaceuticals Golden Glades, Inc.                              Florida
             IVAX Pharmaceuticals NV, Inc.                                         Florida
             IVAX Pharmaceuticals Pralex, Inc.                                     Delaware
             IVAX Research, Inc.                                                   Florida
             IVAX Specialty Chemicals Sub, LLC                                     Delaware
             IVAXinteractive, Inc.                                                 Florida
             Pet Technology Corp.                                                  Florida
             XAVI Corporation                                                      Florida
             XenoBiotic Laboratories, Inc.                                         Delaware
             Zenith Goldline Dermatologicals, Inc.                                 Florida


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

                   SUBSIDIARIES OF IVAX CORPORATION
                              (Continued)

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

                                                                               Jurisdiction of
Name of Subsidiary                                                              Organization
------------------                                                             ---------------
         INTERNATIONAL
             Laboratorios Armstrong S.A.C.I.F.                                     Argentina
             AXIV International Ltd.                                               Ireland
             Baker Cummins Inc.                                                    Canada
             Baker Norton Farmaceutici Srl                                         Italy
             Beijing JiAi Pharmaceuticals Limited Liability Company                China
             C.K. Netpharma Oy                                                     Finland
             Coverdale B.V.                                                        Netherlands
             Delta Biologicals S.r.l.                                              Italy
             Drogueria Sam S.A.                                                    Argentina
             Elmor, S.A.                                                           Venezuela
             Elvetium S.A.                                                         Argentina
             Elvetium S.A.                                                         Uruguay
             Elvetium Peru S.A.                                                    Peru
             Farmagonist AB                                                        Sweden
             Farmasalud S.A.                                                       Chile
             Farma System S.A.                                                     Argentina
             Galena Pharma Limited Liability Company                               Russia
             Inversiones Glaciar I Limitada                                        Chile
             IVAX Asia Ltd.                                                        Hong Kong
             IVAX (Bermuda) Ltd.                                                   Bermuda
             IVAX - C.R. a.s.                                                      Czech Republic
             IVAX Drug Research Institute, Ltd.                                    Hungary
             IVAX UK Limited                                                       England
             IVAX Holdings, A.G.                                                   Switzerland
             IVAX Holdings C.I.                                                    Caymen Islands
             IVAX India PVT Limited                                                India
             IVAX International, B.V.                                              Netherlands
             IVAX International GmbH                                               Switzerland
             IVAX International (Luxembourg) Sarl                                  Luxembourg
             IVAX Pharma, S.A. De C.V.                                             Mexico
             IVAX Pharmaceuticals Canada, Inc.                                     Canada
             IVAX Pharmaceuticals Mexico S.A. De C.V.                              Mexico
             Kilburn B.V.                                                          Netherlands
             Kunming Baker Norton Pharmaceutical Co. Ltd                           China
             LabChile Investment Corp.                                             Cayman Islands
             Laboratorio Chile S.A.                                                Chile

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

                   SUBSIDIARIES OF IVAX CORPORATION
                              (Continued)
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

                                                                               Jurisdiction of
Name of Subsidiary                                                              Organization
------------------                                                             ---------------
             Laboratorios Elmor, S.A.                                              Venezuela
             Laboratorios Elmor S.A. (Guacara)                                     Venezuela
             LBC International Corp.                                               Cayman Islands
             LBC Pharmaceuticals Brasil Ltda.                                      Brasil
             LBC Pharmaceuticals Colombia S.A.                                     Colombia
             Maancirkel Holding B.V.                                               Netherlands
             Medimport Scandinavia AB                                              Sweden
             Moviler S.A.                                                          Uruguay
             Natural Health Products Corporation, C.A.                             Venezuela
             Netpharma Scandinavia AB                                              Sweden
             Newpharm S.A.                                                         Peru
             Norton Gelkaps Gelatine Kapsel Produktion GmbH                        Germany
             Norton Healthcare Limited                                             England
             Norton Healthcare (1998) Limited                                      England
             Norton Healthcare (Proprietary) Limited                               South Africa
             Norton SAS                                                            France
             Norton (Waterford) Limited                                            Ireland
             Norton Poland Sp. z. o. o.                                            Poland
             Novaserben, S.A. de C.V.                                              Mexico
             OFA, CA                                                               Venezuela
             Pharmatrade S.A.                                                      Chile
             Rowan International S.A.                                              Uruguay
             Vitrium Division Farmaceutica, S.A. de C.V.                           Mexico
             Zenith Goldline, S.A.                                                 Dominican Republic




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